SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             -----------------------


      Date of Report (Date of earliest event reported): September 19, 2005


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


     Tennessee                       0-5905                     62-0156300
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  (State of                   (Commission File No.)          (IRS Employer
  incorporation)                                             Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)


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Item 2.02.  Results of Operations and Financial Condition
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On September 19, 2005, the Company issued a press release  announcing  financial results  for the  fiscal  third  quarter  ended  August  31,  2005  (the  "Press
Release"). A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

The Press Release contains disclosure regarding the following non-GAAP financial measures: adjusted operating income (operating income before litigation settlement and severance charges), adjusted net income (net income before litigation settlement and severance charges) and adjusted earnings per share (earnings per share before litigation settlement and severance charges) for the Company's third fiscal quarter ended August 31, 2005 and adjusted operating income (operating income before litigation settlement and severance charges), adjusted net income (net income before debt extinguishment charge, litigation settlement and severance charges) and adjusted earnings per share (earnings per share before debt extinguishment charge, litigation settlement and severance charges) for the nine-month period ended August 31, 2005 (collectively, the "Operating Measures"). A reconciliation of each of the Operating Measures to the most comparable GAAP measurement for the fiscal third quarter period and the nine month period is contained in the Company's unaudited consolidated statements of income attached to the Press Release. The Company considers disclosure of the Operating Measures to be meaningful information to an investor's understanding of the Company's operating performance and useful for comparison with prior period and forecasted net income and earnings per share without the effect of litigation settlement, severance or debt extinguishment charges. Management of the Company uses the Operating Measures to analyze the Company's performance compared to forecasted and prior period results and for other internal purposes.

The Company's unaudited consolidated statements of income attached to the Press Release also contain a reconciliation of the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") excluding litigation settlement and severance charges to net income. The Company considers EBITDA an important indicator of its operational strength and performance, including its ability to pay interest, service debt and fund capital expenditures. The Company believes that EBITDA adjusted to exclude litigation settlement and severance charges provides investors with a useful measure of the Company's ongoing operating performance. Further, EBITDA adjusted to exclude litigation settlement and severance charges is one measure used in the calculation of certain ratios to determine the Company's compliance with its existing credit facility. The Company's presentation of adjusted EBITDA should not be construed as an inference that the Company's future results will be unaffected by items similar to those excluded from the calculation of adjusted EBITDA. EBITDA and adjusted EBITDA are not measurements of financial performance and liquidity under GAAP and should not be considered as alternatives to net income, income from operations or any performance measures derived in accordance with GAAP, or as alternatives to cash flows provided by operating, investing or financing activities as measures of liquidity.

The non-GAAP financial measures used by the Company do not have standardized meanings prescribed by GAAP and may not be comparable to similar measures for other companies.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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Item 9.01.  Financial Statements and Exhibits.
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(c)    Exhibits:

       99.1   Press Release Dated September 19, 2005



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 19, 2005                            CHATTEM, INC.

                                        By: /s/ Theodore K. Whitfield, Jr.
                                           -------------------------------------
                                           Theodore K. Whitfield, Jr.
                                           Vice President,
                                           General Counsel and Secretary


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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.         Exhibit Description
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99.1                Press Release dated September 19, 2005